[Logo}                                  Semiannual Report
THE FIRST NAME IN MUTUAL FUNDS          December 31, 1995



MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

TRUSTEES                                             INVESTMENT  ADVISER
A. Keith Brodkin* - Chairman and President           Massachusetts Financial Services Company
                                                     500 Boylston Street
Nelson J. Darling, Jr.                               Boston, MA 02116-3741
Trustee, Eastern Enterprises
(diversified holding company)                        DISTRIBUTOR
                                                     MFS Fund Distributors, Inc.
William R. Gutow                                     500 Boylston Street
Vice Chairman, Capitol                               Boston, MA 02116-3741
Entertainment Management Company
(Blockbuster Video Franchise)                        PORTFOLIO  MANAGER
                                                     Richard O. Hawkins*

                                                     TREASURER
                                                     W. Thomas London*

                                                     ASSISTANT  TREASURER
                                                     James O. Yost*

                                                     SECRETARY
                                                     Stephen E. Cavan*

                                                     ASSISTANT  SECRETARY
                                                     James R. Bordewick, Jr.*

                                                     SHAREHOLDER  SERVICE  CENTER
                                                     MFS Service Center, Inc.
                                                     P.O. Box 2281
                                                     Boston, Massachusetts 02107-9906
                                                     For general information, call toll free:
                                                     1-800-637-2262

                                                     CUSTODIAN
                                                     State Street Bank and Trust Company

                                                     AUDITORS
                                                     Deloitte & Touche LLP




*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past six months. A series of reductions in short-term interest rates by the Federal Reserve Board, as well as by several central banks around the world, contributed to declining yields and rising prices of many fixed-income securities throughout the period.
    For the six months ended December 31, 1995, the Fund posted a total return of 2.38% (including the reinvestment of distributions). This compares to a 1.87% return for the Salomon Brothers World Government Bond Index (the Index), an unmanaged, market-weighted index which includes straight-issue bonds from the complete universe of 14 government sectors with remaining maturities of at least one year. Our overweighting in the U.S. dollar bloc and European bond markets contributed to performance against the Index, while European currency volatility and our currency weightings within the dollar bloc detracted from performance.
    A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates are intended to stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real (adjusted for inflation) rates of interest, accompanied by price appreciation. For next year, we believe that slow U.S. growth, if it continues, could lead to a cyclical reduction in our borrowing of foreign capital, taking some of the pressure off the dollar.
    The high returns of the U.S. bond market as measured by the Lehman Brothers Government Bond Index have been echoed in other U.S. dollar-bloc markets, including those of Australia, New Zealand, and Canada, all of which saw positive performance over the last 12 months according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market and we believe represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.
    The majority of our foreign-based holdings remains in Europe. The core markets, such as Germany and the Netherlands, continue to provide solid returns against a backdrop of slow growth, low inflation, and declining official interest rates and remain an important anchor to our foreign holdings. Other European markets, such as Denmark's, offer a combination of higher yields with moderate growth and low inflation. The highest yielding markets have recovered over the last six months, and the Fund has increased both its bond and currency weightings in these markets. The first part of next year could be supportive of fixed-income investments, since moderate to slow growth, with commensurate declines in overall inflation rates, could lead to further reductions in official interest rates. European governments, meanwhile, are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds, in that lower government deficits tend to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market.
    In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Thus, the weighting in Japan, which has been neutral for much of the past year, will most likely be reduced in the coming year.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin          /s/ Richard O. Hawkins
    A. Keith Brodkin              Richard O. Hawkins
    Chairman and President        Portfolio Manager

January 12, 1996

Note to Shareholders: Effective January 1, 1996, Richard O. Hawkins succeeds Leslie Nanberg as portfolio manager of the Fund. He has also assumed the position of director of the International Fixed Income Department at MFS. Mr. Nanberg will continue in his role as chief fixed income officer, overseeing the implementation of the overall fixed-income strategy at MFS.

PORTFOLIO  MANAGER  PROFILE
Richard Hawkins joined MFS in 1988 as a member of the Fixed Income Department. He is a graduate of Brown University, and received a Masters in Business Administration degree from the University of Pennsylvania's Wharton School of Business. He was named Vice President in 1991 and Senior Vice President in 1994. As of January 1, 1996, Mr. Hawkins became director of the International Fixed Income Department as well as Portfolio Manager of the Fund.

INVESTMENT  OBJECTIVE  AND  POLICIES
The Fund seeks not only preservation, but also growth of capital, together with moderate current income. Shares of the Fund are purchased at net asset value. The minimum initial investment is generally $3 million.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in an internationally diversified portfolio of fixed-income securities. Up to 20% of the Fund's assets may also be invested in equity securities. Fixed-income securities include bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit.

PERFORMANCE  SUMMARY
Because mutual funds like MFS Institutional Worldwide Fixed Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE  ANNUAL  AND  CUMULATIVE  TOTAL  RATES  OF  RETURN
(net asset value change including reinvested distributions)
                                                                   9/30/92+-
                                            6 Months     1 Year   12/31/95
------------------------------------------------------------------------------
Cumulative Total Return                       +2.38%    +15.49%    +23.02%
------------------------------------------------------------------------------
Average Annual Total Return                    --       +15.49%    + 6.58%
------------------------------------------------------------------------------
All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

+Commencement of offering of shares.

PORTFOLIO  OF  INVESTMENTS - December 31, 1995

Bonds - 78.3%
-----------------------------------------------------------------------------
                                                      Principal
                                                         Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Treasury Obligations - 18.0%
  U.S. Treasury Notes, 5.875s, 2005                  $     4,900  $ 5,010,250
  U.S. Treasury Notes, 8.875s, 2017                        5,790    7,754,952
-----------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Identified Cost, $12,592,564)                                  $12,765,202
-----------------------------------------------------------------------------
Foreign Denominated - 60.3%
  Australia - 5.8%
    Commonwealth of Australia, 9.5s, 2003        AUD       2,400  $ 1,922,260
    Commonwealth of Australia, 9.75s, 2002                 2,700    2,178,577
                                                                  -----------
                                                                  $ 4,100,837
-----------------------------------------------------------------------------
  Canada - 2.7%
    Government of Canada, 8.75s, 2005            CAD       2,300  $ 1,883,657
-----------------------------------------------------------------------------
  Denmark - 6.0%
    Kingdom of Denmark, 9s, 1998                 DKK       1,914  $   375,261
    Kingdom of Denmark, 9s, 2000                           2,430      486,000
    Kingdom of Denmark, 8s, 2001                          17,486    3,371,401
                                                                  -----------
                                                                  $ 4,232,662
-----------------------------------------------------------------------------
  France - 7.0%
    Government of France, 7s, 1999               FRF       9,390  $ 2,002,089
    Government of France, 7.75s, 2000                     13,720    2,999,457
                                                                  -----------
                                                                  $ 5,001,546
-----------------------------------------------------------------------------
  Germany - 10.2%
    Deutschland Republic, 6.5s, 2003             DEM       7,220  $ 5,234,689
    German Unity Fund, 8.5s, 2001                          2,550    2,035,207
                                                                  -----------
                                                                  $ 7,269,896
-----------------------------------------------------------------------------
  Italy - 7.4%
    Republic of Italy, 8.5s, 1999                ITL   5,430,000  $ 3,291,531
    Republic of Italy, 9.5s, 1999                      1,560,000      960,378
    Republic of Italy, 8.5s, 2004                      1,840,000    1,030,725
                                                                  -----------
                                                                  $ 5,282,634
-----------------------------------------------------------------------------
  Netherlands - 4.4%
    Netherlands Government, 8.25s, 2007          NLG       4,282  $ 3,090,927
-----------------------------------------------------------------------------
  Spain - 9.2%
    Government of Spain, 10.9s, 2003             ESP     280,940  $ 2,456,435
    Government of Spain, 10.5s, 2003                     478,000    4,100,456
                                                                  -----------
                                                                  $ 6,556,891
-----------------------------------------------------------------------------
  United Kingdom - 7.6%
    United Kingdom Treasury, 8s, 2000            GBP       1,600  $ 2,605,097
    United Kingdom Treasury, 7s, 2001                      1,800    2,797,129
                                                                  -----------
                                                                  $ 5,402,226
-----------------------------------------------------------------------------
Total Foreign Denominated
  (Identified Cost, $41,954,042)                                  $42,821,276
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $54,546,606)                        $55,586,478
-----------------------------------------------------------------------------

Short-Term  Obligations - 22.2%
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/09/96                $     3,000  $ 2,996,313
  Federal Home Loan Mortgage Corp., due 1/02/96            2,500    2,499,620
  Federal Home Loan Mortgage Corp., due 1/05/96            2,700    2,698,356
  Federal Home Loan Mortgage Corp., due 1/16/96            2,300    2,294,701
  Federal National Mortgage Assn., due 1/03/96             2,500    2,499,243
  Federal National Mortgage Assn., due 1/16/96             2,800    2,793,618
-----------------------------------------------------------------------------
Total Short-Term Obligations,
  at Amortized Cost and Value                                     $15,781,851
-----------------------------------------------------------------------------
Call  Options  Purchased - 0.1%
-----------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                    of Contracts
Description/Expiration Month/Strike Price          (000 Omitted)        Value
-----------------------------------------------------------------------------
Italian Lire/Deutsche Marks
  January/1085.0                                 ITL   4,312,875  $     4,313
Japanese Bonds
  March/107.489                                  JPY     190,050       13,494
  March/115.828                                          800,000       16,800
  March/112.796                                          205,000        8,405
Japanese Yen
  January/97.5                                           816,911          817
Swedish Kronor/Deutsche Marks
  February/4.535                                 SEK      43,598       38,278
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $227,870)            $    82,107
-----------------------------------------------------------------------------
Put  Options  Purchased - 0.1%
-----------------------------------------------------------------------------
Australian Dollars
  January/.745                                   AUD       2,011  $    16,744
Deutsche Marks
  February/1.460                                 DEM       9,706       52,761
Deutsche Marks/British Pounds
  March/2.265                                              6,682       30,395
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $142,012)             $    99,900
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $70,698,339)                  $71,550,336
-----------------------------------------------------------------------------

Call  Options  Written - (0.2)%
-----------------------------------------------------------------------------
Deutsche Marks/British Pounds
  March/2.1476                                   DEM       6,335  $   (17,917)
Italian Lire/Deutsche Marks
  August/1125.0                                  ITL  10,493,451     (178,389)
-----------------------------------------------------------------------------
Total Call Options Written
  (Premiums Received, $202,070)                                   $  (196,306)
-----------------------------------------------------------------------------
Put  Options  Written - (0.6)%
-----------------------------------------------------------------------------
Australian Dollars
  January/.745                                   AUD       2,011  $   (16,743)
Italian Lire/Deutsche Marks
  August/1125.0                                  ITL  10,493,451     (314,804)
Japanese Bonds
  March/107.489                                  JPY     190,050      (33,829)
  March/112.796                                          205,000      (50,020)
-----------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $463,678)           $  (415,396)
-----------------------------------------------------------------------------
Other  Assets,  Less  Liabilities - 0.1%                          $    15,991
=============================================================================
Net Assets - 100.0%                                               $70,954,625
-----------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
  AUD = Australian Dollars                      FRF = French Francs
  CAD = Canadian Dollars                        GBP = British Pounds
  CHF = Swiss Francs                            ITL = Italian Lire
  CZK = Czech Republic Korunas                  JPY = Japanese Yen
  DEM = Deutsche Marks                          NLG = Dutch Guilders
  DKK = Danish Kroner                           NZD = New Zealand Dollars
  ESP = Spanish Pesetas                         SEK = Swedish Kronor

See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
December 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $70,698,339)           $71,550,336
  Cash                                                               100,485
  Foreign currency, at value (identified cost, $3,215)                 3,597
  Net receivable for forward foreign currency exchange
contracts sold                                                       387,764
  Interest receivable                                              1,410,176
  Receivable from investment adviser                                  78,903
  Deferred organization expenses                                       3,621
  Other assets                                                           620
                                                                 -----------
      Total assets                                               $73,535,502
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $ 1,050,103
  Written options outstanding, at value (premiums received,
    $665,748)                                                        611,702
  Net payable for forward foreign currency exchange contracts
    purchased                                                        794,083
  Net payable for forward foreign currency exchange contracts         73,235
  Payable to affiliates for management fees                            3,794
  Accrued expenses and other liabilities                              47,960
                                                                 -----------
      Total liabilities                                          $ 2,580,877
                                                                 -----------
Net assets                                                       $70,954,625
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $73,659,460
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                               418,874
  Accumulated distributions in excess of net realized gain on investments and foreign
    currency transactions                                         (2,170,815)
  Accumulated distributions in excess of net investment
    income                                                          (952,894)
                                                                 -----------
      Total                                                      $70,954,625
                                                                 ===========
Shares of beneficial interest outstanding                         7,577,349
                                                                 ===========
Net asset value, offering price, and redemption price per
  share (net assets of $70,954,625 / 7,577,349 shares of
  beneficial interest outstanding)                                  $9.36
                                                                    =====

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Six Months Ended December 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $ 2,733,474
                                                                  -----------
  Expenses -
    Management fee                                                $   245,388
    Trustees' compensation                                              2,733
    Shareholder servicing agent fee                                     2,803
    Custodian fee                                                      30,523
    Auditing fees                                                      23,500
    Printing                                                            9,015
    Legal fees                                                          1,915
    Miscellaneous                                                       8,414
                                                                  -----------
      Total expenses                                              $   324,291
    Preliminary reduction of expenses by investment adviser           (78,903)
                                                                  -----------
      Net expenses                                                $   245,388
                                                                  -----------
        Net investment income                                     $ 2,488,086
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 3,604,072
    Written option transactions                                      (179,790)
    Foreign currency transactions                                  (4,068,558)
                                                                  -----------
        Net realized loss on investments and foreign currency
          transactions                                            $  (644,276)
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  (512,364)
    Written options                                                  (144,432)
    Translation of assets and liabilities in foreign currencies       522,724
                                                                  -----------
      Net unrealized loss on investments                          $  (134,072)
                                                                  -----------
        Net realized and unrealized loss on investments and
          foreign currency transactions                           $  (778,348)
                                                                  -----------
          Increase in net assets from operations                  $ 1,709,738
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
                                             Six Months Ended      Year Ended
                                            December 31, 1995   June 30, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $ 2,488,086     $ 3,508,113
  Net realized gain (loss) on investments
    and foreign currency transactions                (644,276)      2,407,671
  Net unrealized loss on investments and
    foreign currency                                 (134,072)       (195,007)
                                                  -----------     -----------
    Increase in net assets from operations        $ 1,709,738     $ 5,720,777
                                                  -----------     -----------
Distributions declared to shareholders -
  From net investment income                      $(2,488,086)    $(1,092,709)
  From net realized gain on investments
    and foreign currency transactions              (2,149,194)     (2,993,073)
  In excess of net investment income                 (840,880)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (1,526,539)          --
                                                  -----------     -----------
    Total distributions declared to
      shareholders                                $(7,004,699)    $(4,085,782)
                                                  -----------     -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $11,144,020     $31,100,133
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   6,002,734       3,030,706
  Cost of shares reacquired                       (16,975,448)     (2,051,722)
                                                  -----------     -----------
    Increase in net assets from Fund share
      transactions                                $   171,306     $32,079,117
                                                  -----------     -----------
      Total increase (decrease) in net assets     $(5,123,655)    $33,714,112
Net assets:
  At beginning of period                           76,078,280      42,364,168
                                                  -----------     -----------
  At end of period (including accumulated
    distributions in excess of net investment
    income of $952,894 and $112,014,
    respectively)                                 $70,954,625     $76,078,280
                                                  ===========     ===========

See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------
                                                      Year Ended June 30,
                           Six Months Ended     ------------------------------
                          December 31, 1995        1995      1994     1993*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                             $ 10.13     $  9.64   $ 10.50   $ 10.00
                                    -------     -------   -------   -------
Income from investment operations# -
  Net investment income(S)          $  0.33     $  0.65   $  0.63   $  0.17
  Net realized and unrealized gain
    (loss) on investments             (0.09)       0.70     (0.63)     0.33
                                    -------     -------   -------   -------
      Total from investment
        operations                  $  0.24     $  1.35   $ --      $  0.50
                                    -------     -------   -------   -------
Less distributions declared to
  shareholders -
  From net investment income        $ (0.33)    $ (0.23)  $ (0.31)  $  --
  In excess of net investment
    income                            (0.15)      --        (0.55)     --
  From net realized gain on
    investments                       (0.31)      (0.63)    --         --
  In excess of net realized gains
    on investments                    (0.22)      --        --         --
                                    -------     -------   -------   -------
      Total distributions declared
        to shareholders             $ (1.01)    $ (0.86)  $ (0.86)  $  --
                                    -------     -------   -------   -------
Net asset value - end of period     $  9.36     $ 10.13   $  9.64   $ 10.50
                                    -------     -------   -------   -------
Total return                          2.38%++    15.10%   (0.57)%     5.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                            0.65%+      0.72%     0.75%     0.80%+
  Net investment income               6.59%+      6.66%     6.09%     5.53%+
Portfolio turnover                     242%        279%      212%       73%
Net assets at end of period (000
  omitted)                          $70,955     $76,078   $42,364   $23,966
  * For the period from the commencement of investment operations, September 30, 1992 to June 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for periods subsequent to June 30, 1993 is based on average shares outstanding.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income           $  0.32     $  0.61   $  0.58   $  0.15
    Ratios (to average net assets):
      Expenses                        0.86%+      1.14%     1.23%     1.48%+
      Net investment income           6.38%+      6.23%     5.61%     4.85%+

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Institutional Worldwide Fixed Income Fund (the Fund), formerly known as the MFS Worldwide Fixed Income Fund, is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying security may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities or foreign currency to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest or exchange rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                     Purchases        Sales
----------------------------------------------------------------------------
U.S. government securities                         $61,450,539  $71,845,726
                                                   ===========  ===========
Investments (non-U.S. government securities)       $74,585,257  $60,277,279
                                                   ===========  ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $70,698,339
                                                                ===========
Gross unrealized appreciation                                   $ 1,064,449
Gross unrealized depreciation                                      (212,452)
                                                                -----------
  Net unrealized appreciation                                   $   851,997
                                                                ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                     Six Months Ended                 Year Ended
                     December 31, 1995                June 30, 1995
                     ----------------------------     -------------------------
                            Shares         Amount          Shares        Amount
-------------------------------------------------     -------------------------
Shares sold              1,098,142   $ 11,144,020         718,887   $ 8,656,241
Shares issued
 in connection
 with the
 acquisition of
 MFS Investment
 Funds for
 Employee Benefit
 Trusts                    --            --             2,275,548    22,443,892
Shares issued to
 shareholders in
 reinvestment of
 distributions             642,004      6,002,734         335,998     3,030,706
Shares reacquired       (1,671,529)   (16,975,448)       (214,803)   (2,051,722)
                        ----------   ------------       ---------   -----------
  Net increase              68,617   $    171,306       3,115,630   $32,079,117
                        ==========   ============       =========   ===========

(6) Financial  Instruments
The Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995, is as follows:

Written Option Transactions
                1995 Calls                      1995 Puts
                -----------------------------   -----------------------------
                Principal Amounts               Principal Amounts
                     of Contracts                    of Contracts
                    (000 Omitted)    Premiums       (000 Omitted)    Premiums
-----------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars        --          --                  3,279   $  39,069
  British Pounds            --          --                  2,626      44,337
  Deutsche Marks            --          --                 25,147     151,956
  Italian Lire/Deutsche
   Marks                    --          --              1,964,000      15,773
  Japanese Yen          1,747,927     423,385             992,656     161,285
Options written -
  Australian Dollars        5,564      54,314               3,344      33,926
  Canadian Dollars          2,289       4,801               2,698       9,654
  Deutsche Marks           18,362      48,431              24,260     123,235
  Deutsche Marks/British
   Pounds                  11,432      60,881               --          --
  Italian
   Lire/Deutsche
   Marks               16,186,297     192,245          15,022,010     447,958
  Japanese Yen            664,584     101,341           8,407,616     903,945
  Japanese
   Yen/Deutsche
   Marks                    --          --              1,654,496      58,984
  Swedish Kronor/
   Deutsche Marks          51,613      33,338               --          --

Options terminated in closing transactions -
  Australian Dollars       (5,564)    (54,314)             (4,612)    (47,213)
  Canadian Dollars         (2,289)     (4,801)             (2,698)     (9,654)
  Deutsche Marks            --          --                (28,642)   (188,030)
  Japanese Yen         (1,644,586)   (459,932)         (8,666,439)   (997,552)
  Japanese
   Yen/Deutsche
   Marks                    --          --             (1,654,496)    (58,984)
  Swedish Kronor/
   Deutsche Marks         (51,613)    (33,338)              --          --
  Deutsche
   Marks/British
   Pounds                  (5,097)    (32,714)              --          --
Options exercised -
  Italian
  Lire/Deutsche
  Marks                     --          --             (4,528,559)    (61,578)
  Japanese Yen           (767,925)    (64,794)              --          --
Options expired -
  British Pounds            --          --                 (2,626)    (44,337)
  Deutsche Marks          (18,362)    (48,431)            (20,765)    (87,161)
  Italian
   Lire/Deutsche
   Marks               (5,692,847)    (18,342)         (1,964,000)    (15,773)
  Japanese Yen              --          --               (338,783)    (16,162)
                       ----------   ---------          ----------   ---------
OUTSTANDING,
 END OF PERIOD         10,499,785   $ 202,070          10,890,512   $ 463,678
                       ----------   ---------          ----------   ---------
OPTIONS OUTSTANDING AT END OF PERIOD
 CONSIST OF:
  Australian Dollars        --      $  --                   2,011   $  25,782
                       ----------   ---------          ----------   ---------
  Deutsche
   Marks/British
   Pounds                   6,335      28,167               --          --
                       ----------   ---------          ----------   ---------
  Italian
   Lire/Deutsche
   Marks               10,493,450     173,903          10,493,451     386,380
                       ----------   ---------          ----------   ---------
  Japanese Yen              --          --                395,050      51,516
                       ----------   ---------          ----------   ---------
                       10,499,785   $ 202,070          10,890,512   $ 463,678
                       ----------   ---------          ----------   ---------

At December 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                           Net Unrealized
                                      Contracts to                            Contracts      Appreciation
         Settlement Date             Deliver/Receive     In Exchange for      at Value     (Depreciation)
---------------------------------------------------------------------------------------------------------
Sales  3/18/96              AUD        5,962,559          $  4,398,567     $  4,409,974    $     (11,407)
       2/26/96 -  2/29/96   CAD        5,693,872             4,163,743        4,172,587           (8,844)
       5/31/96              CHF        9,050,621             7,986,782        7,962,645           24,137
       1/16/96 -  5/31/96   DEM       80,542,041            56,217,288       56,208,460            8,828
       4/12/96              DKK       29,527,921             5,383,738        5,323,589           60,149
       1/08/96              ESP      813,694,535             6,583,816        6,686,942         (103,126)
       1/12/96 -  4/12/96   FRF       47,246,059             9,482,097        9,641,164         (159,067)
       1/30/96              GBP        3,468,773             5,347,372        5,367,958          (20,586)
       3/07/96              ITL   18,273,348,387            11,949,743       12,045,843          (96,100)
       2/23/96 -  6/07/96   JPY    2,800,298,960            28,161,632       27,577,329          584,303
       1/22/96              NLG        8,447,967             5,385,266        5,262,729          122,537
       1/12/96              NZD        2,635,000             1,705,845        1,718,905          (13,060)
                                                          ------------     ------------     ------------
                                                          $146,765,889     $146,378,125     $    387,764
                                                          ============     ============     ============
Purchases
      3/18/98              AUD           462,750          $    341,186     $    342,255     $      1,069
      2/26/96              CAD         2,741,172             2,023,358        2,008,791          (14,567)
      1/16/96              CHF         5,048,041             4,323,989        4,379,882           55,893
      1/17/96              CZK        36,378,462             1,366,584        1,362,301           (4,283)
      1/16/96 -  5/31/96   DEM        88,365,383            61,789,725       61,734,631          (55,094)
      2/29/96 -  4/12/96   DKK        33,683,474             6,119,889        6,069,901          (49,988)
      1/31/96 -  5/31/96   ITL    14,917,169,314             9,211,403        9,304,980           93,577
      2/23/96 -  6/07/96   JPY     3,297,637,614            33,102,209       32,268,957         (833,252)
      1/22/96              NLG         3,182,088             1,971,383        1,982,295           10,912
      3/18/96              NZD         5,388,908             3,499,460        3,496,216           (3,244)
     3/21/96               SEK        12,236,987             1,841,777        1,830,824          (10,953)
                                                          ------------     ------------     --------------
                                                          $133,269,343     $132,475,260     $    (794,083)
                                                          ------------     ------------     -------------

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $73,235 at December 31, 1995.

At December 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(7) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1995 was $727.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of
MFS Institutional Worldwide Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Worldwide Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of December 31, 1995, the related statement of operations for the six months ended December 31, 1995, the statement of changes in net assets for the six months then ended and the year ended June 30, 1995, and the financial highlights for the six months ended December 31, 1995 and for each of the years in the three year period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Worldwide Fixed Income Fund at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 1, 1996

                ---------------------------------------------
  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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